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Exhibit 10.28

GLOBAL REGULATORY SERVICES ASSOCIATES

                        AGREEMENT FOR CONSULTING SERVICES

INGEN Technologies, Inc. (the "CLIENT") and Anita H. Beck, doing business as GLOBAL REGULATORY SERVICES ASSOCIATES, a sole proprietorship (the "Consultant") agree as follows.

     1. Services

     The Client desires to retain the Consultant and the Consultant desires to be retained to perform certain services as outlined in the attached Project Proposal which is made a part hereof. The Consultant agrees to perform all services with the standard of care, skill and diligence normally provided by a professional person in the performance of similar consulting services. The Consultant is aware that the Client will rely on the accuracy, competency and completeness of the Consultant's services.

     2. Terms

     The Consultant shall commence services on 02/27/06 and shall continue and conclude services and be compensated as set forth in the Project Proposal.

     3. Expenses

     Expenses incurred by the Consultant in the performance of services pursuant to the Agreement including travel expenses, shall be in accordance with the Client's established business procedures, including written approval in advance of expenditures for items so specified in the Project Proposal.

     4. Confidential Information

     The Consultant acknowledges that in the performance of services access to confidential information of value to the Client shall occur. The Consultant agrees to preserve the confidentiality of the information and to use it only on behalf of the Client.

     5. Independent Contractor

     The Consultant is employed by the Client as an independent contractor, and neither is authorized to act as the agent of the other.

     6. Termination

     Both parties reserve the right to terminate this Agreement for cause including the Client's dissatisfaction with the Consultant's services. Upon such termination, payment for services to the date of termination shall be paid in the proportion that the part performance bears to the total contract if applicable.

     7. Modification

     This Agreement shall be modified or otherwise amended only by a written modification executed by both parties.

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                                                                Agreement Page 2

     8. Notice

     Any notice given of termination of services pursuant to this Agreement shall be in writing and mailed or delivered to the party being notified.

     9. Partial Validity

     If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall continue in full force.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of February 27, 2006

                                  Ingen Technologies, Inc.
                                          The Client

                                           - s -
                                  ----------------------------------------------
                                  By  Scott R. Sand

                                  CEO & Chairman
                                  Title


                                  GLOBAL REGULATORY SERVICES ASSOCIATES
                                         The Consultant

                                           - s -
                                  ----------------------------------------------
                                  By  Anita H. Beck

                                  ----------------------------------------------
                                  Title

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GLOBAL REGULATORY SERVICES ASSOCIATES

                          APPENDIX A - PROJECT PROPOSAL

     1. Description of Project: To provide the company with information pertaining to the requirements for registration of their product, OxyView(TM). To prepare the appropriate submission to FDA, if a submission should be required.

     2. Time Required: Initial Inquiries - NMT 10 hours If a submission is required, the time needed to prepare should be - NMT 100 hours

     3. Compensation: $125.00/hour

                  A. Fixed price - N/A

                  B. By time units of - N/A

                  C. Terms -

     (Payment will be made only against invoices properly submitted and approved)

     4. Signatures:

     Signed By:      - s -                  Signed By:      - s -
               -------------------------              --------------------------
                 Scott R. Sand                          Anita H. Beck
                 CEO & Chairman
     For: Ingen Technologies, Inc.

     Date:  2-28-06                         Date:  2-28-06